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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         March 8, 2000
                                                 ------------------------------

                             Specialty Catalog Corp.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-21499                 04-3253301
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)


21 Bristol Drive, South Easton, Massachusetts                      02375
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  (Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code        (508)  238-0199
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                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

      On March 9, 2000, Specialty Catalog Corp. (the "Company") issued a press release announcing that the Company and Golub Associates Incorporated ("GAI") and its affiliates have mutually terminated the Merger Agreement between the Company, GAI and Catalog Acquisition Corp. The Merger Agreement was executed for the purpose of completing the previously announced sale of the Company to companies controlled by GAI and its affiliates.

      The foregoing summary of the press release is qualified by the copy of the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      99.1 Press release dated March 9, 2000.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 14, 2000              SPECIALTY CATALOG CORP.


                                    By: /s/ Thomas K. McCain
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                                        Thomas K. McCain, Senior Vice President
                                        and Chief Financial Officer